Railway concessions	12 Months Ended
Dec. 31, 2025
Railway Concessions
Railway concessions

16. Railway concessions

Liabilities related to the concession grants

The Company’s integrated operations encompass the railway concessions of the Vitória a Minas Railroad (EFVM) and the Carajás Railroad (EFC). The EFVM railway connects the mines of the Southern System, located in the Quadrilátero Ferrífero region in the Brazilian state of Minas Gerais, to the Port of Tubarão in Vitória, Espírito Santo. The EFC railway links the mines of the Northern System in the Carajás region, in the state of Pará, to the Ponta da Madeira maritime terminal in São Luís, Maranhão. The liabilities related to these railway concessions are presented below:

	Consolidated						Discount rate
	December 31, 2024	Changes in estimates	Monetary and present value adjustments	Disbursements	Translation adjustment	December 31, 2025	December 31, 2025	December 31, 2024	Remaining term of obligations
Payment obligation	1,118	33	106	(56)	140	1,341	7.49% - 11.04%	7.32% - 11.04%	32 years
Infrastructure investment	1,236	10	96	(443)	154	1,053	7.15% - 9.10%	7.43% - 8.12%	7 years
	2,354	43	202	(499)	294	2,394
Current liabilities	467					570
Non-current liabilities	1,887					1,824
Liabilities	2,354					2,394

In December 2020, the Company entered into an agreement with the Federal Government to continue operating its concessions of the Estrada de Ferro Carajás (“EFC”) and Estrada de Ferro Vitória a Minas (“EFVM”) for thirty years more, extending the maturity date from 2027 to 2057.

Later, in January 2024, responding to a request from the Ministry of Transportation, Vale, the National Land Transport Agency (“ANTT”), and the Brazilian Federal Government, resumed discussions on the general conditions for concession contracts and on December 30, 2024, the general basis for the renegotiation were agreed, aiming to promote the modernization and update of the existing contracts. This process was subject to evaluation and approval by the competent authorities, and its conformation would occur through a consensual solution discussed with the bodies involved at the Brazilian Federal Accounts Court.

As part of these general bases, Vale would agree to a maximum global contribution of approximately US$1,809, for the EFC and EFVM’s asset base review, the optimization of contractual obligations and investments replanning.

As a consequence of the new conditions of the general bases, the Company recognized, on December 31, 2024, an addition of US$256 in provision, which reflected the revised estimates regarding the amount of future disbursements required to fulfill the new contractual obligations of the railway concessions. Additionally, the liability was reduced by US$656 due to the advanced payment made by Vale, ahead of the previously planned cash flow.

However, on August 28, 2025, within the context of the consensual solution conducted by the Brazilian Federal Accounts Court, the parties were unable to reach consensus within the established deadline.

Despite ongoing discussions, the concession contracts remain in effect, the Company continues to comply with the established obligations, and remains committed to the general terms defined in the agreement signed on December 30, 2024. The Company believes its provisions remain sufficient to comply with the obligations related to the concessions; therefore, no revision was made in its balances.

(a.i) Payment obligation

The Company will make payments for the concession grants in quarterly installments through the concession period. This obligation is updated annually by the readjustment index for monetary exchange (IRT), which was 4.68% for the year 2025 (2024: 4.76%), resulting in an addition to the provision of US$38 for the year ended December 31,2025 (2024: US$25).

The concession contract renewal requires the evaluation for confirmation of the railway assets by the ANTT. In addition, the ANTT may require, at their discretion, further investments on the concession network. Furthermore, there is a requirement for the Company to complete a minimum percentage of certain investments by 2027. In these circumstances, discussions will be required regarding the economic and financial rebalancing of the contracts, and if new investments are required or if there are delays in the delivery of investments with a fixed deadline, the carrying amount of grant payable may have a material impact in the future.

(a.ii) Infrastructure investment

Midwestern Integration Railroad ("FICO") - Construction of 363 km of FICO, between the municipalities of Mara Rosa, in Goiás, and Água Boa, in Mato Grosso. As of December 31, 2025, the Company has a provision in the amount of US$435 (2024: US$656).

Infrastructure program - Comprises over 450 separate projects designed to improve safety and reduce trespass where the railways pass through urban areas, as well as technological and cultural development projects. The program will benefit 25 and 33 municipalities intercepted by EFC and EFVM, respectively. As of December 31, 2025, the Company has a provision in the amount of US$618 (2024: US$580).

Accounting policy

Concessions – Railway concessions liabilities consist of the future payments discounted at present value associated with the fixed payments for the concession and the obligations related with investments in infrastructure.

Grant payments are discounted using the regulatory weighted average cost of capital (“WACC”), which is the interest rate explicit in the concession agreement as determined by the ANTT, and payments related to other investment obligations are discounted at an incremental rate to reflect the time value of money, that is, a risk-free interest rate applicable to the economic environment in which the Company operates and with terms and conditions equivalent to the obligations assumed.

The amounts payable in relation to the concession granted accounted for as intangible in accordance with the accounting policy, disclosed in note 15.

Critical accounting estimates and judgments

The liabilities related to the concession grant may be affected by factors including, but not limited to: (i) amounts expected to be disbursed for constructing railways and infrastructure; (ii) costs associated with the acquisition of goods intended for the provision of public railway services; (iii) other miscellaneous obligations that complement the early extension of the railway concessions agreement; and (iv) updates in the discount rate.

Thus, the amounts actually incurred by the Company may differ from the amounts currently provisioned, due to the confirmation of the assumptions used and which depend on several factors, some of which are not under the Company's control. These changes could result in a material impact on the amount of the provision in future periods. At each presentation date of its financial statements, the Company will reassess the main assumptions used in the preparation of projected cash flows and will adjust the provision, when applicable.